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                                                                   EXHIBIT 10.5

                                AMENDMENT NO. 1

     Amendment No. 1 (this "Amendment"), dated and effective as of March 30, 2001, between Salomon Brothers Realty Corp. (the "Lender"), NC Capital Corporation (the "Borrower") and New Century Mortgage Corporation (the "Servicer"), of the Master Loan and Security Agreement (the "Agreement"), dated April 1, 2000, among the Borrower, the Lender and the Servicer. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement.

1. AMENDMENT.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

     The definition of Maturity Date shall be amended as follows:

     "MATURITY DATE" shall mean April 30, 2001, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

2. COUNTERPARTS.

     This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

3. GOVERNING LAW.

     This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

4. SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Amendment for any reason whatsoever shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

5. SUCCESSORS AND ASSIGNS.

     The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

6. ARTICLE AND SECTION HEADINGS.

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     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.












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     IN WITNESS WHEREOF, the Lender, the Borrower and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized, this ___ day of March, 2001.



                                       SALOMON BROTHERS REALTY CORP.
                                       as Lender

                                       By:      /s/ GLENN M. McINTYRE
                                             -----------------------------------
                                       Name:        GLENN M. McINTYRE
                                       Title:       Authorized Agent



                                       NC CAPITAL CORPORATION
                                       as Borrower

                                       By:      /s/ PATRICK FLANAGAN
                                             -----------------------------------
                                       Name:        PATRICK FLANAGAN
                                       Title:       President



                                       NEW CENTURY MORTGAGE
                                       CORPORATION
                                       as Servicer

                                       By:      /s/ PATRICK FLANAGAN
                                             -----------------------------------
                                       Name:        PATRICK FLANAGAN
                                       Title:       Executive Vice President